EXHIBIT 10.2


                        CITIZENS COMMUNITY BANCORP, INC.

              1998 DIRECTORS' STOCK OPTION AND LIMITED RIGHTS PLAN


1.       PURPOSE

         The purpose of Citizens Community Bancorp, Inc.'s ("Company") 1998 Directors' Stock Option and Limited Rights Plan ("Directors' Plan") is to advance the interests of the Company, its subsidiaries and its shareholders by providing the directors of the Company or its wholly owned subsidiaries, ("Subsidiaries"), upon whose judgment, initiative and oversight the successful conduct of the business of the Company depends, with an additional incentive to serve on the Board of Directors for the Company or its Subsidiaries, as well as, to attract people of experience and ability to serve as Directors in the future.

2.       DEFINITIONS

         (a) "Board of Directors" means the Board of Directors of the Company.

         (b) "Award" means an Award of Non-Statutory Stock Options and/or Limited Rights granted under the provisions of the Directors' Plan.

         (c) "Committee" means the Compensation Committee of the Board of Directors.

         (d) "Directors' Plan Year or Years" means a calendar year or years commencing on or after January 1, 1998.

         (e) "Date of Grant" means the actual date on which an Award is granted by the Committee.

         (f) "Common Stock" means the common stock of the Company, par value, $0.01 per share.

         (g) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the day prior to such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon. If the Common Stock is not traded on a national market reported by the National Association of Securities Dealers Automated Quotation System, the Fair Market Value means the average of the closing bid and ask sale prices on the last previous date on which a sale is reported in an over-the-counter transaction. In the absence of any over-the-counter transactions, the Fair Market Value means the highest price at which the stock has sold in an arms length transaction during the 90 days immediately preceeding the grant date. In the absence of an arms length transaction during such 90 days, Fair Market Value means the book value of the common stock or the adjusted original issue price of $4.50 per share, whichever is higher.


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         (h)      "Limited  Right"  means the right to receive an amount of cash based upon the terms set forth in Section 8.

         (i) "Termination for Cause" means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to the Company or one of its affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued to the Company or one of its subsidiaries.

         (j) "Participant" for the Plan means a director of the Company or its Subsidiaries chosen by the Committee to participate in the Directors' Plan.

         (k) "Change in Control" of the Company means a change in control that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor disclosure item; provided that, without limitation, such a Change in Control (as set forth in 12 U.S.C. Section 1841[a][2] of the Bank Holding Company Act of 1956, as amended) shall be deemed to have occurred if any person (as such term is used in Sections 13[d] and 14[d] of the Exchange Act in effect on the date first written above), other than any person who on the date hereof is a director or officer of the Company, (i) directly or indirectly, or acting through one or more other persons, owns, controls or has power to vote 25% or more of any class of the then outstanding voting securities of the Company; or (ii) controls in any manner the election of the directors of the Company. For purposes of this Agreement, a "Change in Control" shall be deemed not to have occurred in connection with a reorganization, e.g. consolidation or merger of the Company where the stockholders of the Company, immediately before the consummation of the transaction, will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the transaction.

         (l) "Date of Affiliation" means the date on which a director was first elected or appointed to the Board of Directors of the Company or one of its Subsidiaries whichever is earlier.

3.       ADMINISTRATION

         The Directors' Plan shall be administered by the Compensation Committee of the Board of Directors. The Committee is authorized, subject to the provisions of the Directors' Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Directors' Plan and to make whatever determinations and interpretations in connection with the Directors' Plan it deems as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Directors' Plan and on their legal representatives and beneficiaries.


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4.       TYPES OF AWARDS

         Awards under the Directors' Plan may be granted in any one or a combination of the following, as defined below in Sections 7 and 8 of the Directors' Plan:

         (a)  Non-Statutory Stock Options; and
         (b)  Limited Rights

5.       STOCK SUBJECT TO THE DIRECTORS' PLAN

         Subject to adjustment as provided in Section 12, the maximum number of shares reserved for issuance under the Directors' Plan is 150,000 shares of Common Stock outstanding (sometimes referred to herein as "Option Shares"). To the extent that options or rights granted under the Directors' Plan are exercised, the shares covered will be unavailable for future grants under the Directors' Plan; to the extent that options together with any related rights granted under the Directors' Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.       ELIGIBILITY

         The directors of the Company and its Subsidiaries ("Directors"), except for those directors who are also salaried officers of the Company or its Subsidiaries, shall be eligible to receive Non-Statutory Stock Options and/or Limited Rights under the Directors' Plan. The maximum number of Option Shares that a Participant shall be eligible to be awarded shall be: (i) Company Directors - 10,000; (ii) Subsidiary Directors - 5,000.

7.       GRANT OF NON-STATUTORY STOCK OPTIONS

         The Committee may, from time to time, grant Non-Statutory Stock Options to Directors. Non-Statutory Stock Options granted under this Directors' Plan are subject to the following terms and conditions:

         (a)  Price.
         The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date the option is granted or $7.50 whichever is greater. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2(g).

         (b)  Terms of Options.
         The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant.


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         (c)  Vesting.
         The Committee shall determine the date on which each Non-Statutory Stock Option shall become exercisable in installments. Any required vesting period shall commence on the Participant's Date of Affiliation. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Company, or the death of a Director, all Non-Statutory Stock Options shall become immediately exercisable.

         (d)  Termination of Service.

         Upon the termination of a Directors' service for any reason other than retirement, death or disability or termination for cause, his or her Non-Statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by him at the date of termination and only for a period of 30 days following termination and in the event of retirement 90 days following retirement. In the event of termination for cause, all rights under his Non-Statutory Stock Options shall expire upon termination. In the event of the death or disability of a Director, all Non-Statutory Stock Options held by the Director, whether or not exercisable at such time, shall be exercisable by the Director, or the Director's legal representatives or beneficiaries for twelve (12) months following the date of his death or disability; provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

8.       GRANT OF LIMITED RIGHTS

         The Committee may grant a Limited Right simultaneously with the grant of any option, with respect to all or some of the shares covered by such option. Limited Rights granted under the Directors' Plan are subject to the following terms and conditions:

         (a)  Terms of Rights.
         In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only upon the occurrence of all of the following conditions: (i) a Change in Control of the Company; and (ii) the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

         Upon exercise of a Limited Right, the related option shall cease to be exercisable. Upon exercise or termination of an option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair
         Market Value of the Common Stock subject to the underlying option pursuant to Section 2(g) herein. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.


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         (b)  Payment.
         Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.


         (c)  Termination of Service.
         Upon the termination of a Directors' service for any reason other than retirement, death or disability or termination for cause, any Limited Rights held by him shall be exercisable only as to those shares of the related option which were immediately purchasable by him at the date of termination and only for a period of 30 days following termination. In the event of Termination for Cause, all Limited Rights shall expire upon termination. In the event of termination of service for reason of death or disability, all Limited Rights held by the Director, whether or not exercisable at such time, shall be exercisable by the Director or his legal representatives or beneficiaries for twelve (12) months following the date of his death or disability; provided that in no event shall the period extend beyond the expiration of the related Non-Statutory Stock Option term.

9.       RIGHTS OF A SHAREHOLDER:  NONTRANSFERABILITY

         An optionee shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Directors' Plan or in any Award granted confers on any person any right to continue to serve as a director for the Company or its Subsidiaries.

         No Award under the Directors' Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

10.      AGREEMENT WITH PARTICIPANTS

         Each Award of Options and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

11.      DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then his estate will be deemed to be the beneficiary.


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12.      DILUTION AND OTHER ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Directors' Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Directors' Plan;

         (c) adjustments in the purchase price of outstanding Non-Statutory Stock Options, or any Limited Rights attached to such options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

13.      WITHHOLDING

         There will be deducted from each distribution of cash and/or Common Stock under the Directors' Plan the amount of tax required to be withheld by any governmental authority if any.

14.      AMENDMENT OF THE DIRECTORS' PLAN

         The Board of Directors may at any time, and from time to time, modify or amend the Directors' Plan in any respect; provided however, that if necessary to continue to qualify the Directors' Plan under the Securities and Exchange Commission Rule 16(b)-3, shareholder approval would be required for any such modification or amendments which:

         (a) increases the maximum number of shares for which options may be granted under the Directors' Plan (subject, however, to the provisions of Section 13 hereof);

         (b) reduces the minimum purchase price at which Awards may be granted;

         (c) extends the period during which options may be granted or exercised beyond the times originally prescribed; or

         (d)      changes the persons  eligible to participate in the Directors'
                  Plan.

         Failure to ratify or approve amendments or modifications to Subsections
(a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Directors' Plan will remain in full force and effect.

         No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

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15.      EFFECTIVE DATE OF DIRECTORS' PLAN

         The Directors' Plan shall be adopted by the Board of Directors and shall become effective upon such date of adoption, or other date as determined by the Board ("Effective Date"). Following the Effective Date of the Directors' Plan, the Directors' Plan shall be submitted to the Company's shareholders for approval. If the Directors' Plan is not approved by shareholders the Directors' Plan and any Awards granted thereunder shall be null and void.

16.      TERMINATION OF DIRECTORS' PLAN

         The right to grant Awards under the Directors' Plan will terminate upon the earlier of 10 years after the Effective Date of the Directors' Plan or the issuance of Common Stock or the exercise of options or related rights equaling the maximum number of shares reserved under the Directors' Plan as set forth in
Section 5. The Board of Directors has the right to suspend or terminate the Directors' Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

17.      APPLICABLE LAW

         The Directors' Plan will be administered in accordance with the laws of the State of Florida.


         Adopted this 24th day of February, 1998 by the Board of Directors of the Company.


                                          /s/ Stephen A. McLaughlin
                                          -------------------------
                                              Stephen A. McLaughlin
                                              Secretary



         Adopted on the 30th day of April, 1998 by the Company's shareholders.


                                         /s/ Richard Storm, Jr.
                                         ----------------------
                                             Richard Storm, Jr.







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[GRAPHIC OMITTED]

                      NON-EMPLOYEE DIRECTOR'S STOCK OPTION
                                    AGREEMENT


         STOCK OPTION AND LIMITED RIGHTS AGREEMENT made this ___ day of ______________, 1998, between CITIZENS COMMUNITY BANCORP, INC. ("Company"), and
____________________________ ("Participant"). For purposes of this Agreement, the terms and conditions contained herein relative to the Director's Stock Option Plan ("Plan") shall have the same meanings as those terms and conditions of the Plan as set forth and approved by the Board of Directors of the Company at a meeting on October 21, 1997 and further clarified at a meeting of the Board of Directors of the Company on November 18, 1997; Company and Participant do hereby agree that this Agreement is specifically conditioned upon approval of the Plan by the Shareholders of the Company at the Annual Meeting of Shareholders on April 30, 1998.
         WHEREAS, the purpose of the Plan is to provide incentives to advance the interests of the Company and its shareholders by providing Directors of the Company and its affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with an additional incentive to perform in a superior manner, as well as, to attract Directors of experience and ability;
         WHEREAS, the Plan provides for the grant of an option to purchase shares of the common stock of the Company, par value, $0.01 per share ("Common Stock") to Directors of the Company or its affiliates, and the Stock Option Committee has granted Participant an option to purchase Shares of Common Stock together with Limited Rights, which option is intended to be a non-statutory incentive stock option;
         THEREFORE, to evidence the grant of the Option and Limited Rights and subject to the terms and conditions as provided in the Plan, the Company and the Participant hereby agree as follows:
         1. Grant of Option. The Company hereby evidences and confirms its grant to the Participant an option to purchase ____________ Shares shares of Common Stock, with Limited Rights attached to all such shares at an exercise price of $7.00 per share (the "Exercise Price"). Such option is hereinafter referred to as the "Option" and the shares of stock subject to the Option are hereinafter sometimes referred to as the "Option Shares." The Option and Limited Rights shall be subject to the provisions of the Plan and this Agreement. The Option is intended by the parties hereto to be, and shall be treated as, a non-statutory stock option.

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         2. Term of Option.  The term of the Option  will be for a period of ten
(10) years, beginning on  ___________________  and ending on ___________________
("Option term").
         3. Installment Exercise. Subject to such further limitations as are provided herein, the Option shall become exercisable in four (4) installments, the Participant having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:
         (a) on and after the second anniversary of the Participant's Date of Affiliation, 50% of the total number of Option Shares;
         (b) on and after the third anniversary of the Participant's Date of Affiliation, 75% of the total number of Option Shares;
         (c) on and after the fourth anniversary of the Participant's Date of Affiliation, 100% of the total number of Option Shares;
         The grant of the Option shall impose no obligation upon the Participant to exercise the Option.
         Notwithstanding the foregoing installment exercise schedule, in the event of a Change in Control of the Company or the death of the participant, the Option and Limited Rights, whether or not exercisable at such time, shall become immediately exercisable.
         4. Manner of Exercise. The Participant may exercise the Option with respect to all or any part of the number of Option Shares then exercisable thereunder by delivering to the Secretary of the Company written notice of intent to exercise signed by Participant or the person or persons exercising the Option. Such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised. Such notice shall be accompanied by payment of the full Exercise Price. As soon as practicable after such notice and payment shall have been received, the Company shall deliver a stock certificate(s) representing the number of shares of Common Stock with respect to which the Option has been exercised in the name of the person or persons exercising the Option.
         Payment of the Exercise Price shall be made in cash or by check, or, in whole or in part, through the surrender of shares of Common Stock, which shares will be valued at Fair Market Value on the date of exercise of the Option.
         The Participant shall not be entitled to any rights as a stockholder with respect to shares of Common Stock being acquired pursuant to the exercise of the Option, unless and until certificates evidencing such Common Stock are issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificates are issued.

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         In the event the Option shall be exercised by any person other than the
Participant pursuant to Section 7 hereof, the notice of exercise of the Option shall be accompanied by proof satisfactory to the Committee administering the Plan of the right of such person to exercise the Option.
         All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.
         5. Securities Laws; Holding Period. Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificate evidencing Common Stock purchased pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificate is in compliance with all applicable laws, regulations and governmental authority and the requirements of any exchange upon which the Common Stock may be traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) ("Securities Act") or to take any other affirmative action in order to cause the issuance and delivery of such certificate(s) to comply with any such law, regulation or requirement.
         Shares subject to Participant's Option are restricted securities subject to the restrictions on resale as provided in Rule 144 of the Securities Act. Shares acquired under the Option will be required to be held for one year after exercise before they may be sold and appropriate legend reflecting this restriction shall be placed on the shares, unless (i) the issuance of shares of Common Stock pursuant to the exercise of options under the Plan is registered under the Securities Act or (ii) the subsequent sale of shares acquired upon exercise of the option is registered under the Securities Act, or (iii) an exemption from registration is available.
         6. Exercise of Limited Rights. In no event shall Limited Rights be exercisable, in whole or in part, before the expiration of six months from the date of grant. Subject to such further limitations as are provided herein, in the event of a Change in Control, the Participant, the Participant's surviving beneficiary or the Participant's legal representative, shall have the right, in lieu of purchasing shares of Common Stock covered by the Option, during the term that the underlying Option is exercisable, to relinquish the Option with respect to any or all of such shares and to receive from the Bank an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares of the Common Stock on the date the Limited Rights are exercised, multiplied by the number of shares with respect to which such Limited Rights are being exercised.

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         Limited  Rights with  respect to the Option may be exercised by written notice delivered to the Bank signed by the Participant. Such notice shall state the number of shares of the Common Stock in respect to which Limited Rights are being exercised, the date of exercise and the Fair Market Value of the Common Stock on such date. Within fourteen days following delivery of such written notice to the Bank, the Bank shall deliver to the Participant cash or such other form of payment acceptable to the Participant in the amount as determined above with respect to the Limited Rights being exercised.
         The Limited Right may be exercised only when the underlying option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.
         Upon any exercise of a Limited Right, the related Option or portion thereof shall cease to be exercisable. Upon exercise or termination of the Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying option.
         7. Transferability. The Option and the Limited Rights may be exercised during Participant's lifetime only by him, and neither the Option, the Limited Rights nor this Agreement shall be assignable or transferable by him, other than by will or by the laws of descent and distribution. No such transfer of the Option, the Limited Rights or this Agreement by the Participant by will or the laws of descent and distribution shall be effective to bind the Company, unless the Company shall have been furnished with written notice thereof and such other evidence as the Committee administering the Plan may deem necessary or desirable to establish the validity of the transfer. The Option, the Limited Rights and this Agreement shall not be pledged, hypothecated, sold, assigned, transferred or otherwise encumbered or disposed of except as provided herein. Any purported pledge, hypothecation, sale, assignment, transfer or other encumbrance or disposition of the Option or this Agreement contrary to the provisions hereof shall be null and void and without effect. The levy of any execution, attachment, or similar process upon the Option, the Limited Rights or this Agreement shall be null and void and without effect.
         8. Designation of Beneficiary. Participant may designate a person or persons to receive, in the event of death, any rights that may be available to him pursuant to the Plan under the Option, the Limited Rights and this Agreement. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If Participant fails effectively to designate a beneficiary, then Participant's estate will be deemed to be the beneficiary.

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         9.  Rights  in  Event  of   Termination..   Upon  the   termination  of
Participant's term as a Director for any reason other than retirement, death or disability , the Option held by him shall be exercisable only as to those shares which were immediately purchasable by him/her at the date of termination, but only for a period of three months following termination and in the event of retirement 90 days following retirement. In no event, however, shall the period extend beyond the expiration of the Option term. In the event of termination for cause, all rights shall expire immediately upon termination.
         10. Rights in Event of Death. In the event of death of the Participant, the Option, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries for one year following the date of his death. In no event, however, shall the period extend beyond the expiration of the Option term.
         11. Dilution and Other Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee shall make such proportionate adjustments to the Option, if any, as it deems equitable in the number of shares of Common Stock covered by the Option and in the Exercise Price per share of the Option, to prevent dilution or enlargement of the rights of Participant under this Option Agreement.
         12. Notice. Any notice required or permitted under this Agreement shall be deemed given when delivered in person, when mailed by registered mail with return receipt requested, or by overnight courier upon receipt of the notice. The notice should be addressed to the Chairman of the Board, Citizens Community Bancorp, Inc., P.O. Box 1999, Marco Island, Florida 34146-1999, and to Participant at such address as he may designate in writing to the Company.
         13. Modification and Waiver. Neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, unless agreed to in writing signed by Participant (or his legal representative) and the Company. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.
         14. Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Venue for purposes of bringing an action to enforce the terms of this Agreement shall be Collier County, Florida.

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         15.  Withholding.  There may be deducted from each distribution of cash and/or stock under the Plan an amount of cash or stock relating to withholding tax imposed by any governmental authority.
         16. Holding Period. The Participant hereby acknowledges that the shares available under this Agreement are restricted shares and are subject to resale restrictions.
         17. Participant Acknowledgment. The Participant hereby acknowledges that all decisions, determinations and interpretations of or by the committee in respect of the Plan and this Option Agreement shall be final and conclusive.
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above mentioned.

                                          CITIZENS COMMUNITY BANCORP, INC.
                                          Marco Island, Florida
[SEAL]

Attest:


                                         By:      /s/Richard Storm, Jr.
-----------------------------------               ------------------------------
                                                     Richard Storm, Jr.
                                                     Chairman of the Board

Attest:                                 ACCEPTED AND AGREED TO:



-----------------------------------               ------------------------------
                                                         Participant Name

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